UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

NioCorp Developments Ltd. (the “Company”) is saddened to report that Michael Morris, a member of the Company’s Board of Directors (the “Board”), passed away on July 20, 2025. Mr. Morris joined the Company’s Board in July 2014 as an independent director. Mr. Morris served as Lead Director, Chair of the Compensation Committee and Nominating and Corporate Governance Committee and was a member of the Audit Committee. The Company is grateful for Mr. Morris’ dedication and service to the Company. The Company’s management and Board extend their sincerest condolences to Mr. Morris’ family.

On July 22, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to Mr. Morris’ death, the Company’s Audit Committee has been reduced to two independent directors, and the Company is not compliant with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of a minimum of three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company has a cure period to regain compliance until the earlier of the Company’s next annual meeting of shareholders and July 20, 2026; provided that if the Company holds its next annual meeting of shareholders no later than January 16, 2026, the Company will instead have until January 16, 2026 to regain compliance.

On July 22, 2025, the Board appointed Dean Kehler, a current director of the Company, to fill the vacancy created by Mr. Morris’ passing and to serve as the third independent member of the Audit Committee, effective immediately. As a result of Mr. Kehler’s appointment to the Audit Committee, the Company believes that it has now regained compliance with the audit committee composition requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A).

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2025

NIOCORP DEVELOPMENTS LTD.
By:	/s/ Neal S. Shah
Name:	Neal S. Shah
Title:	Chief Financial Officer